EXHIBIT 10.26

                AMENDMENT 2 TO SUPPLEMENTAL RETIREMENT AGREEMENT

        This Amendment 2 to Supplemental Retirement Agreement (this "Amendment") dated as of this 31st day of July, 2002 (but effective March 20, 2001), by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Charles J. Koch (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendment 1 thereto dated as of May 3, 1996 (the "SRA").

                              W I T N E S S E T H :

        The board of directors of the Company has decided to increase the maximum monthly benefit under the SRA in light of changes in condition since the date of the SRA including, but not limited to, the substantial growth of the Company, the Executive's contribution to such growth, and the inadequacy, as of the effective date of this Amendment, of the maximum monthly benefit currently provided in the SRA. In addition, the Company and the Executive have, on even date herewith, entered into a Fully Restated Split Dollar Agreement (the "Death Benefit Agreement") which necessitates a change to the SRA.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive under circumstances in which a beneficiary of the Executive or his estate is entitled to death proceeds (a) under any life insurance policy or policies maintained pursuant to the Death Benefit Agreement (including any amendments or modifications) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

        2. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                        "(g) MONTHLY BENEFIT shall mean the Average Compensation
                multiplied by the Accrued Benefit Percentage; provided, however, in no event will the Monthly Benefit exceed $45,000.00."


        3. Except as modified and amended herein, the SRA shall remain in full force and effect.


        The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                            CHARTER ONE FINANCIAL, INC.


                                            By: /s/ Richard W. Neu
                                                ---------------------
                                                 Authorized Officer

                                            EXECUTIVE


                                            /s/ Charles J. Koch
                                            -------------------
                                            CHARLES J. KOCH

              CHARLES J. KOCH FULLY RESTATED SPLIT DOLLAR AGREEMENT


This Agreement, made and entered into this 31st day of July, 2002 (but effective March 20, 2001), by and among Charter One Financial, Inc., (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of Delaware, and Charles J. Koch (hereinafter referred to as the "Employee").

WHEREAS, the Company and the Employee entered into the Charles J. Koch Split Dollar Agreement on May 3, 1996 (the "Existing Agreement");

WHEREAS, the parties desire by this Agreement to amend and fully restate the benefits to be received by the Employee under the Policies (as hereunder defined);

WHEREAS, the Company is the owner of five insurance policies as more particularly described on Exhibit A hereto (individually "each Policy" or collectively the "Policies") issued by New England Mutual Life Insurance Company and Northwestern Mutual Life Insurance Company (the "Insurers") in the aggregate face amount of $4,739,878.00 on the Employee's life; and

WHEREAS, the Company and the Employee agree to make the Policies subject to this Agreement; and

WHEREAS, this Agreement shall replace and supercede the Existing Agreement.

NOW, THEREFORE, for value received and in consideration of the mutual covenants contained herein, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

1. "Cash Surrender Value of the Policies" will mean the cash value of the Policies; plus the cash value of any paid-up additions thereon; plus any dividend accumulations and unpaid dividends thereunder; and less the aggregate Policy Loan Balance under the Policies.

2. "Cash Value of each Policy" will mean the cash value as illustrated in the table of values shown in each Policy.

3. "Change in Control" will have the meaning set forth in Section 1(a) of the Employment Agreement between the Company and the Employee dated October 31, 1995.

4.      "Company's Interest in the Policies" will be as defined in Article III.

5. "Current Loan Value of each Policy" will mean the Loan Value of each Policy reduced by its outstanding Policy Loan Balance.

6. "Loan Value of each Policy" will mean the amount which with loan interest will equal the Cash Value of the Policy and of any paid-up additions on the next loan interest due date or on the next premium due date, whichever is the smaller amount.

7. "Policy Loan Balance" at any time will mean policy loans outstanding plus interest accrued to date under each Policy.

                       ARTICLE II - ALLOCATION OF PREMIUMS

The Company will pay all premiums on the Policies when due, according to the Schedule of the planned annual premiums in each Policy.

                       ARTICLE III - RIGHTS IN THE POLICY

Until the earliest of (a) the termination of the Employee's employment with the Company and its affiliates (if applicable) prior to a Change in Control for any reason other than death or an involuntary termination by the Company or one of its affiliates without cause, (b) 210 days after the involuntary termination of the Employee's employment without cause (including for disability) by the Company and its affiliates (if applicable) prior to a Change in Control (which shall include a termination for disability), (c) the date of the Employee's termination of employment with the Company and its affiliates (if applicable) for any reason other than death in connection with or after a Change in Control if on the date of employment termination the Employee is at least 58 years of age, (d) 30 days after the Employee attains the age of 58 years if his employment with the Company and its affiliates (if applicable) is terminated for any reason other than death in connection with or after a Change in Control and on the date of employment termination the Employee is less than 58 years of age;
(e) the date the Employee purchases all of the Policies pursuant to Article V of this Agreement, (f) the day next following the death of the Employee or (g) the bankruptcy, receivership or dissolution of the Company (the "Coverage Period"), the Employee will have the sole right to designate the beneficiary of the death proceeds of the Policies in excess of the Company's Interest in the Policies. the Company will have and may exercise, all ownership rights in each Policy, except as may otherwise be provided herein. During the Coverage Period, the Company will not, without prior written consent of the Employee: (i) terminate any of the Policies or permit any of the Policies to lapse for non-payment of premium; (ii) terminate, alter or amend the beneficiary designation of the Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iii) terminate, alter or amend the settlement option with respect to the interest of the beneficiary designated by Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iv) surrender any Policy for cancellation; (v) assign its rights in any Policy (other than for the purposes of obtaining a loan against the Policy) to anyone other than the Employee; or (vi) take any action in dealing with the Insurers that would impair any right or interest of the Employee in the Policies. The Company will have the right to borrow from the Insurers (and to secure that loan by one or more Policies) an amount which, together with the unpaid interest accrued thereon, will at no time exceed the lesser of (a) the Company's Interest in the Policies, or (b) the Loan Value of the Policies. "Company's Interest in the Policies" will mean, at any time during the Coverage Period at which the value of such interest is to be determined under this Agreement, the sum of (1) plus (2):

         where (1) is:     the greater of (a) the Cash Surrender Value
                           of the Policies at such time, or (b) the total premiums theretofore paid on the Policies by the Company (including any premiums paid by loans charged automatically against the Policies and including any premiums paid, by loan or otherwise, for any supplemental agreement or rider) reduced by the Policy Loan Balance on all the Policies, with respect to any loans made or charged automatically against the Policies by the Company; and

         where (2) is:     the excess, if any, of the total value of the
                           Policies at such time over the sum of (a) plus (b) where (a) is the amount determined in (1) above and
                           (b) is an amount equal to $3,300,000 while the Employee is employed by the Company or any of its affiliates and $1,650,000 if the Employee is no longer employed by the Company or any of its affiliates.

                           If the result of (2) is a negative figure, it shall be treated as zero for purposes of this computation.

In the event that the Company has paid any unscheduled payments as permitted by any Policy, all such payments will be included in the total premiums paid on such Policy by the Company.

It is understood and agreed that the Employee does not have any interest in the Cash Value of each Policy or in any dividends or earnings of each Policy.

Unless the Employee has died during the Coverage Period, then after the Coverage Period the Company's Interest in the Policies then owned by the Company shall be the total value of such Policies.

                  ARTICLE IV - RIGHTS TO THE PROCEEDS AT DEATH

In the event of the Employee's death during the Coverage Period, the Company will be entitled to receive from the Proceeds of the Policies an amount equal to the Company's Interest in the Policies and the remainder of the Proceeds of the Policies will be paid to such beneficiary as the Employee may have designated under the terms of the Policies, or failing such designation, to the Employee's estate. In no event will the Proceeds of the Policies to be paid to the beneficiary or estate of the Employee exceed or be less than $3,300,000 if the Employee's death occurs while he is employed by the Company or one of its affiliates, or exceed or be less than $1,650,000 if his death occurs during the Coverage Period but after a termination of service. Within 60 days after the death of the Employee, the Company will provide to the Insurers a written statement indicating the amount of the Proceeds of the Policies which it is entitled to receive.

               ARTICLE V - RIGHT OF EMPLOYEE TO PURCHASE POLICIES

1. Termination Without Cause. In the event that the Employee's employment with the Company and its affiliates is involuntarily terminated without cause (including for disability) by the Company or one of its affiliates, whichever is applicable, prior to a Change in Control then the Employee shall have the right, commencing with the date of his termination of employment until 180 days thereafter (the "Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Exercise Period, then his right of purchase herein shall cease and terminate.

2. Change in Control. In the event that the Employee's employment with the Company and its affiliates is terminated for any reason (other than death) in connection with or following a Change in Control and he is less than 58 years of age on the date his employment termination, then the Employee shall have the right, commencing with the date of his employment termination until the Employee reaches 58 years of age (the "Change in Control Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Change in Control Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Change in Control Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Change in Control Exercise Period, then his right of purchase herein shall cease and terminate

                      ARTICLE VI - TERMINATION OF AGREEMENT

This Agreement shall terminate at the expiration of the Coverage Period unless the Employee has died prior to the expiration of the Coverage Period. In the event of the death of the Employee prior to the expiration of the Coverage Period, then this Agreement shall terminate when Proceeds of the Policies are paid under Article IV of this Agreement. Upon termination of this Agreement while the Employee is living, the Employee will, without further consideration, transfer to the Company all of his right, title and interest in each Policy then owned by the Company, by executing such documents as are necessary to transfer such right, title and interest as of the date of termination. The Company will thereafter be able to deal with each such Policy in any way it may see fit. In the event that Employee does not timely execute such assignment documents, all of Employee's right, title and interest in each such Policy shall be deemed to have lapsed and Company will thereafter be able to deal with the Policy in anyway it sees fit.

                          ARTICLE VII - PLAN MANAGEMENT

For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Company will be the "Named Fiduciary" and "Plan Administrator" on the split-dollar life insurance plan (the "Plan") for which this Agreement is hereby designated the written plan instrument. The Company's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Company as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advise with regard to its responsibilities under this Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                        ARTICLES VIII - CLAIMS PROCEDURE

1. Any insured, beneficiary or other individual (hereinafter "Claimant") entitled to benefits under the Plan or under the Policies will file a claim request with the Plan Administrator with respect to benefits under the Plan with the Insurers, with respect to benefits under the Policies. The Plan Administrator will, upon written request of the Claimant, make available copies of any claim forms or instructions provided by the Insurers or advise the Claimant where such forms or instructions may be obtained.

2.       Notification of Claimant

         If a claim request is wholly or partially denied, the Plan Administrator will furnish to the Claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the Claimant, which notice will contain the following information:

         a.       The specific reason or reasons for the denial;

        b. Specific reference to pertinent Plan provisions upon which the denial is based;

        c. A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

        d. An explanation of the Plan's claims review procedure describing the steps to be taken by a Claimant who wishes to submit his/her claim for review.

        In the case of benefits which are provided under the Policy, the initial decision on the claims will be made by the applicable Insurer.

2.      Review Procedure

        A Claimant or his/her authorized representative may with respect to any denied claim:

        a.      Request a review upon written application filed within sixty
                (60) days after receipt by the Claimant of written notice of the denial of his/her claim;

        b       Review pertinent documents; and

        c.      Submit issues and comments in writing.

        Any request or submission will be in writing and will be directed to the Named Fiduciary (or its designee). The Named Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

2.      Decision on Review

        The Named Fiduciary (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing or any matter pertaining to the denied claims warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the Claimant prior to the commence- ment of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the Claimant with the time limits prescribed above, the claim will be deemed denied on review.

                       ARTICLE IX - SATISFACTION OF CLAIM

The Employee agrees that his rights and interests, and the rights and interests of any person taking under or through him, will be completely satisfied upon compliance by the Company with the provisions of this Agreement.


                      ARTICLE X - AMENDMENT AND ASSIGNMENT

This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, by a written instrument signed by the Company and the Employee. Employee may not assign his/her interests or obligations under this Agreement. Subject to the limitations of Article IV, the Company may assign its interests and obligations under this Agreement, provided, however, that any assignment will be subject to the terms of this Agreement.

                     ARTICLE XI - POSSESSION OF THE POLICIES

The Company will keep possession of the Policies. The Company agrees, from time to time, to make the Policies available to the Employee or to the Insurers for the purpose of endorsing or filing any change of beneficiary on the Policies for that portion of the death proceeds under the Policies that the Employee's beneficiary is entitled to receive as provided in Article IV, but the Policies will promptly be returned the Company.

                           ARTICLE XII - GOVERNING LAW

This Agreement will be governed by the laws of the State of Ohio.

                          ARTICLE XIII - INTERPRETATION

Where appropriate in this Agreement, words used in the singular will include the plural and words in the masculine will include the feminine.

                      ARTICLE XIV - SUCCESSORS IN INTEREST

This Agreement shall be binding upon, and the Company's obligations herein shall become obligations of, any and all successors of the Company. In the event a successor entity is a direct or indirect subsidiary of any ultimate parent corporation, the ultimate parent corporation shall execute a counterpart of this Agreement guaranteeing the Company's obligations herein.

        ARTICLE XV - ENTIRE AGREEMENT; TERMINATION OF EXISTING AGREEMENT

This Agreement sets forth the entire agreement of the parties relating solely to the subject matter hereto. This Agreement replaces and supercedes the Existing Agreement. Therefore, upon execution of this Agreement, the Existing Agreement shall terminate and have no further force or effect.

The parties have executed this Agreement as of the day and year first written above.

                              CHARTER ONE FINANCIAL, INC.


                              By /s/ Richard W. Neu
                                 ------------------
                                 RICHARD W. NEU
                                 CHIEF FINANCIAL OFFICER


                             /s/ Charles J. Koch
                             -------------------
                             CHARLES J. KOCH

                AMENDMENT 2 TO SUPPLEMENTAL RETIREMENT AGREEMENT

        This Amendment 2 to Supplemental Retirement Agreement (this "Amendment") dated as of this 31st day of July, 2002 (but effective March 20, 2001), by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Richard W. Neu (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendment 1 thereto dated as of May 3, 1996 (the "SRA").

                              W I T N E S S E T H :

        The board of directors of the Company has decided to increase the maximum monthly benefit under the SRA in light of changes in condition since the date of the SRA including, but not limited to, the substantial growth of the Company, the Executive's contribution to such growth, and the inadequacy, as of the effective date of this Amendment, of the maximum monthly benefit currently provided in the SRA. In addition, the Company and the Executive have, on even date herewith, entered into a Fully Restated Split Dollar Agreement (the "Death Benefit Agreement") which necessitates a change to the SRA.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive under circumstances in which a beneficiary of the Executive or his estate is entitled to death proceeds (a) under any life insurance policy or policies maintained pursuant to the Death Benefit Agreement (including any amendments or modifications) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

        2. Section 1(g) of the SRA is hereby amended and fully restated as follows:


                    "(g) MONTHLY BENEFIT shall mean the Average Compensation multiplied by the Accrued Benefit Percentage; provided, however, in no event will the Monthly Benefit exceed $40,000.00."

        3. Except as modified and amended herein, the SRA shall remain in full force and effect.

        The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                            CHARTER ONE FINANCIAL, INC.


                                            By: /s/ Charles J. Koch
                                                ----------------------
                                                  Authorized Officer

                                            EXECUTIVE


                                            /s/ Richard W. Neu
                                            ------------------
                                            RICHARD W. NEU

              RICHARD W. NEU FULLY RESTATED SPLIT DOLLAR AGREEMENT


This Agreement, made and entered into this 31st day of July, 2002 (but effective March 20, 2001), by and among Charter One Financial, Inc., (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of Delaware, and Richard W. Neu (hereinafter referred to as the "Employee").

WHEREAS, the Company and the Employee entered into the Richard W. Neu Split Dollar Agreement on May 3, 1996 (the "Existing Agreement");

WHEREAS, the parties desire by this Agreement to amend and fully restate the benefits to be received by the Employee under the Policies (as hereunder defined);

WHEREAS, the Company is the owner of three insurance policies as more particularly described on Exhibit A hereto (individually "each Policy" or collectively the "Policies") issued by New England Mutual Life Insurance Company and Northwestern Mutual Life Insurance Company (the "Insurers") in the aggregate face amount of $4,286,422.00 on the Employee's life; and

WHEREAS, the Company and the Employee agree to make the Policies subject to this Agreement; and

WHEREAS, this Agreement shall replace and supercede the Existing Agreement.

NOW, THEREFORE, for value received and in consideration of the mutual covenants contained herein, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

1. "Cash Surrender Value of the Policies" will mean the cash value of the Policies; plus the cash value of any paid-up additions thereon; plus any dividend accumulations and unpaid dividends thereunder; and less the aggregate Policy Loan Balance under the Policies.

2. "Cash Value of each Policy" will mean the cash value as illustrated in the table of values shown in each Policy.

3. "Change in Control" will have the meaning set forth in Section 1(a) of the Employment Agreement between the Company and the Employee dated October 31, 1995.

4.      "Company's Interest in the Policies" will be as defined in Article III.

5. "Current Loan Value of each Policy" will mean the Loan Value of each Policy reduced by its outstanding Policy Loan Balance.

6. "Loan Value of each Policy" will mean the amount which with loan interest will equal the Cash Value of the Policy and of any paid-up additions on the next loan interest due date or on the next premium due date, whichever is the smaller amount.

7. "Policy Loan Balance" at any time will mean policy loans outstanding plus interest accrued to date under each Policy.

                       ARTICLE II - ALLOCATION OF PREMIUMS

The Company will pay all premiums on the Policies when due, according to the Schedule of the planned annual premiums in each Policy.

                       ARTICLE III - RIGHTS IN THE POLICY

Until the earliest of (a) the termination of the Employee's employment with the Company and its affiliates (if applicable) prior to a Change in Control for any reason other than death or an involuntary termination by the Company or one of its affiliates without cause, (b) 210 days after the involuntary termination of the Employee's employment without cause (including for disability) by the Company and its affiliates (if applicable) prior to a Change in Control (which shall include a termination for disability), (c) the date of the Employee's termination of employment with the Company and its affiliates (if applicable) for any reason other than death in connection with or after a Change in Control if on the date of employment termination the Employee is at least 58 years of age, (d) 30 days after the Employee attains the age of 58 years if his employment with the Company and its affiliates (if applicable) is terminated for any reason other than death in connection with or after a Change in Control and on the date of employment termination the Employee is less than 58 years of age;
(e) the date the Employee purchases all of the Policies pursuant to Article V of this Agreement, (f) the day next following the death of the Employee or (g) the bankruptcy, receivership or dissolution of the Company (the "Coverage Period"), the Employee will have the sole right to designate the beneficiary of the death proceeds of the Policies in excess of the Company's Interest in the Policies. the Company will have and may exercise, all ownership rights in each Policy, except as may otherwise be provided herein. During the Coverage Period, the Company will not, without prior written consent of the Employee: (i) terminate any of the Policies or permit any of the Policies to lapse for non-payment of premium; (ii) terminate, alter or amend the beneficiary designation of the Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iii) terminate, alter or amend the settlement option with respect to the interest of the beneficiary designated by Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iv) surrender any Policy for cancellation; (v) assign its rights in any Policy (other than for the purposes of obtaining a loan against the Policy) to anyone other than the Employee; or (vi) take any action in dealing with the Insurers that would impair any right or interest of the Employee in the Policies. The Company will have the right to borrow from the Insurers (and to secure that loan by one or more Policies) an amount which, together with the unpaid interest accrued thereon, will at no time exceed the lesser of (a) the Company's Interest in the Policies, or (b) the Loan Value of the Policies. "Company's Interest in the Policies" will mean, at any time during the Coverage Period at which the value of such interest is to be determined under this Agreement, the sum of (1) plus (2):

         where (1) is:     the greater of (a) the Cash Surrender Value
                           of the Policies at such time, or (b) the total premiums theretofore paid on the Policies by the Company (including any premiums paid by loans charged automatically against the Policies and including any premiums paid, by loan or otherwise, for any supplemental agreement or rider) reduced by the Policy Loan Balance on all the Policies, with respect to any loans made or charged automatically against the Policies by the Company; and

         where (2) is:     the excess, if any, of the total value of the
                           Policies at such time over the sum of (a) plus (b) where (a) is the amount determined in (1) above and
                           (b) is an amount equal to $2,900,000 while the Employee is employed by the Company or any of its affiliates and $1,450,000 if the Employee is no longer employed by the Company or any of its affiliates.

                           If the result of (2) is a negative figure, it shall be treated as zero for purposes of this computation.

In the event that the Company has paid any unscheduled payments as permitted by any Policy, all such payments will be included in the total premiums paid on such Policy by the Company.

It is understood and agreed that the Employee does not have any interest in the Cash Value of each Policy or in any dividends or earnings of each Policy.

Unless the Employee has died during the Coverage Period, then after the Coverage Period the Company's Interest in the Policies then owned by the Company shall be the total value of such Policies.

                  ARTICLE IV - RIGHTS TO THE PROCEEDS AT DEATH

In the event of the Employee's death during the Coverage Period, the Company will be entitled to receive from the Proceeds of the Policies an amount equal to the Company's Interest in the Policies and the remainder of the Proceeds of the Policies will be paid to such beneficiary as the Employee may have designated under the terms of the Policies, or failing such designation, to the Employee's estate. In no event will the Proceeds of the Policies to be paid to the beneficiary or estate of the Employee exceed or be less than $2,900,000 if the Employee's death occurs while he is employed by the Company or one of its affiliates, or exceed or be less than $1,450,000 if his death occurs during the Coverage Period but after a termination of service. Within 60 days after the death of the Employee, the Company will provide to the Insurers a written statement indicating the amount of the Proceeds of the Policies which it is entitled to receive.

               ARTICLE V - RIGHT OF EMPLOYEE TO PURCHASE POLICIES

1. Termination Without Cause. In the event that the Employee's employment with the Company and its affiliates is involuntarily terminated without cause (including for disability) by the Company or one of its affiliates, whichever is applicable, prior to a Change in Control then the Employee shall have the right, commencing with the date of his termination of employment until 180 days thereafter (the "Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Exercise Period, then his right of purchase herein shall cease and terminate.

2. Change in Control. In the event that the Employee's employment with the Company and its affiliates is terminated for any reason (other than death) in connection with or following a Change in Control and he is less than 58 years of age on the date his employment termination, then the Employee shall have the right, commencing with the date of his employment termination until the Employee reaches 58 years of age (the "Change in Control Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Change in Control Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Change in Control Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Change in Control Exercise Period, then his right of purchase herein shall cease and terminate

                      ARTICLE VI - TERMINATION OF AGREEMENT

This Agreement shall terminate at the expiration of the Coverage Period unless the Employee has died prior to the expiration of the Coverage Period. In the event of the death of the Employee prior to the expiration of the Coverage Period, then this Agreement shall terminate when Proceeds of the Policies are paid under Article IV of this Agreement. Upon termination of this Agreement while the Employee is living, the Employee will, without further consideration, transfer to the Company all of his right, title and interest in each Policy then owned by the Company, by executing such documents as are necessary to transfer such right, title and interest as of the date of termination. The Company will thereafter be able to deal with each such Policy in any way it may see fit. In the event that Employee does not timely execute such assignment documents, all of Employee's right, title and interest in each such Policy shall be deemed to have lapsed and Company will thereafter be able to deal with the Policy in anyway it sees fit.

                          ARTICLE VII - PLAN MANAGEMENT

For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Company will be the "Named Fiduciary" and "Plan Administrator" on the split-dollar life insurance plan (the "Plan") for which this Agreement is hereby designated the written plan instrument. The Company's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Company as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advise with regard to its responsibilities under this Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                        ARTICLES VIII - CLAIMS PROCEDURE

1. Any insured, beneficiary or other individual (hereinafter "Claimant") entitled to benefits under the Plan or under the Policies will file a claim request with the Plan Administrator with respect to benefits under the Plan with the Insurers, with respect to benefits under the Policies. The Plan Administrator will, upon written request of the Claimant, make available copies of any claim forms or instructions provided by the Insurers or advise the Claimant where such forms or instructions may be obtained.

2.       Notification of Claimant

         If a claim request is wholly or partially denied, the Plan Administrator will furnish to the Claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the Claimant, which notice will contain the following information:

         a.       The specific reason or reasons for the denial;

         b. Specific reference to pertinent Plan provisions upon which the denial is based;

        c. A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

        d. An explanation of the Plan's claims review procedure describing the steps to be taken by a Claimant who wishes to submit his/her claim for review.

        In the case of benefits which are provided under the Policy, the initial decision on the claims will be made by the applicable Insurer.

2.      Review Procedure

        A Claimant or his/her authorized representative may with respect to any denied claim:

        a.      Request a review upon written application filed within sixty
                (60) days after receipt by the Claimant of written notice of the denial of his/her claim;

        b       Review pertinent documents; and

        c.      Submit issues and comments in writing.

        Any request or submission will be in writing and will be directed to the Named Fiduciary (or its designee). The Named Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

2.      Decision on Review

        The Named Fiduciary (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing or any matter pertaining to the denied claims warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the Claimant prior to the commence- ment of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the Claimant with the time limits prescribed above, the claim will be deemed denied on review.

                       ARTICLE IX - SATISFACTION OF CLAIM

The Employee agrees that his rights and interests, and the rights and interests of any person taking under or through him, will be completely satisfied upon compliance by the Company with the provisions of this Agreement.

                      ARTICLE X - AMENDMENT AND ASSIGNMENT

This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, by a written instrument signed by the Company and the Employee. Employee may not assign his/her interests or obligations under this Agreement. Subject to the limitations of Article IV, the Company may assign its interests and obligations under this Agreement, provided, however, that any assignment will be subject to the terms of this Agreement.

                     ARTICLE XI - POSSESSION OF THE POLICIES

The Company will keep possession of the Policies. The Company agrees, from time to time, to make the Policies available to the Employee or to the Insurers for the purpose of endorsing or filing any change of beneficiary on the Policies for that portion of the death proceeds under the Policies that the Employee's beneficiary is entitled to receive as provided in Article IV, but the Policies will promptly be returned the Company.

                           ARTICLE XII - GOVERNING LAW

This Agreement will be governed by the laws of the State of Ohio.

                          ARTICLE XIII - INTERPRETATION

Where appropriate in this Agreement, words used in the singular will include the plural and words in the masculine will include the feminine.

                      ARTICLE XIV - SUCCESSORS IN INTEREST

This Agreement shall be binding upon, and the Company's obligations herein shall become obligations of, any and all successors of the Company. In the event a successor entity is a direct or indirect subsidiary of any ultimate parent corporation, the ultimate parent corporation shall execute a counterpart of this Agreement guaranteeing the Company's obligations herein.

        ARTICLE XV - ENTIRE AGREEMENT; TERMINATION OF EXISTING AGREEMENT

This Agreement sets forth the entire agreement of the parties relating solely to the subject matter hereto. This Agreement replaces and supercedes the Existing Agreement. Therefore, upon execution of this Agreement, the Existing Agreement shall terminate and have no further force or effect.

The parties have executed this Agreement as of the day and year first written above.

                                  CHARTER ONE FINANCIAL, INC.


                                  By   /s/ Charles J. Koch
                                       -------------------
                                       CHARLES J. KOCH
                                       CHIEF EXECUTIVE OFFICER


                                  /s/ Richard W. Neu
                                  ------------------
                                  RICHARD W. NEU

                AMENDMENT 2 TO SUPPLEMENTAL RETIREMENT AGREEMENT

        This Amendment 2 to Supplemental Retirement Agreement (this "Amendment") dated as of this 31st day of July, 2002 (but effective March 20, 2001), by and between Charter One Financial, Inc., its successors and assigns (the "Company") and John D. Koch (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendment 1 thereto dated as of May 3, 1996 (the "SRA").

                              W I T N E S S E T H :

        The board of directors of the Company has decided to increase the maximum monthly benefit under the SRA in light of changes in condition since the date of the SRA including, but not limited to, the substantial growth of the Company, the Executive's contribution to such growth, and the inadequacy, as of the effective date of this Amendment, of the maximum monthly benefit currently provided in the SRA. In addition, the Company and the Executive have, on even date herewith, entered into a Fully Restated Split Dollar Agreement (the "Death Benefit Agreement") which necessitates a change to the SRA.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive under circumstances in which a beneficiary of the Executive or his estate is entitled to death proceeds (a) under any life insurance policy or policies maintained pursuant to the Death Benefit Agreement (including any amendments or modifications) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

        2. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                        "(g) MONTHLY BENEFIT shall mean the Average Compensation multiplied by the Accrued Benefit Percentage; provided, however, in no event will the Monthly Benefit exceed $40,000.00."

        3. Except as modified and amended herein, the SRA shall remain in full force and effect.

        The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                            CHARTER ONE FINANCIAL, INC.


                                            By: /s/ Richard W. Neu
                                                ----------------------
                                                 Authorized Officer

                                            EXECUTIVE


                                            /s/ John D. Koch
                                            ----------------
                                            JOHN D. KOCH

               JOHN D. KOCH FULLY RESTATED SPLIT DOLLAR AGREEMENT


This Agreement, made and entered into this 31st day of July, 2002 (but effective March 20, 2001), by and among Charter One Financial, Inc., (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of Delaware, and John D. Koch (hereinafter referred to as the "Employee").

WHEREAS, the Company and the Employee entered into the John D. Koch Split Dollar Agreement on May 3, 1996 (the "Existing Agreement");

WHEREAS, the parties desire by this Agreement to amend and fully restate the benefits to be received by the Employee under the Policies (as hereunder defined);

WHEREAS, the Company is the owner of four insurance policies as more particularly described on Exhibit A hereto (individually "each Policy" or collectively the "Policies") issued by New England Mutual Life Insurance Company and Northwestern Mutual Life Insurance Company (the "Insurers") in the aggregate face amount of $4,639,822.00 on the Employee's life; and

WHEREAS, the Company and the Employee agree to make the Policies subject to this Agreement; and

WHEREAS, this Agreement shall replace and supercede the Existing Agreement.

NOW, THEREFORE, for value received and in consideration of the mutual covenants contained herein, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

1. "Cash Surrender Value of the Policies" will mean the cash value of the Policies; plus the cash value of any paid-up additions thereon; plus any dividend accumulations and unpaid dividends thereunder; and less the aggregate Policy Loan Balance under the Policies.

2. "Cash Value of each Policy" will mean the cash value as illustrated in the table of values shown in each Policy.

3. "Change in Control" will have the meaning set forth in Section 1(a) of the Employment Agreement between the Company and the Employee dated October 31, 1995.

4.      "Company's Interest in the Policies" will be as defined in Article III.

5. "Current Loan Value of each Policy" will mean the Loan Value of each Policy reduced by its outstanding Policy Loan Balance.

6. "Loan Value of each Policy" will mean the amount which with loan interest will equal the Cash Value of the Policy and of any paid-up additions on the next loan interest due date or on the next premium due date, whichever is the smaller amount.

7. "Policy Loan Balance" at any time will mean policy loans outstanding plus interest accrued to date under each Policy.

                       ARTICLE II - ALLOCATION OF PREMIUMS

The Company will pay all premiums on the Policies when due, according to the Schedule of the planned annual premiums in each Policy.

                       ARTICLE III - RIGHTS IN THE POLICY

Until the earliest of (a) the termination of the Employee's employment with the Company and its affiliates (if applicable) prior to a Change in Control for any reason other than death or an involuntary termination by the Company or one of its affiliates without cause, (b) 210 days after the involuntary termination of the Employee's employment without cause (including for disability) by the Company and its affiliates (if applicable) prior to a Change in Control (which shall include a termination for disability), (c) the date of the Employee's termination of employment with the Company and its affiliates (if applicable) for any reason other than death in connection with or after a Change in Control if on the date of employment termination the Employee is at least 58 years of age, (d) 30 days after the Employee attains the age of 58 years if his employment with the Company and its affiliates (if applicable) is terminated for any reason other than death in connection with or after a Change in Control and on the date of employment termination the Employee is less than 58 years of age;
(e) the date the Employee purchases all of the Policies pursuant to Article V of this Agreement, (f) the day next following the death of the Employee or (g) the bankruptcy, receivership or dissolution of the Company (the "Coverage Period"), the Employee will have the sole right to designate the beneficiary of the death proceeds of the Policies in excess of the Company's Interest in the Policies. the Company will have and may exercise, all ownership rights in each Policy, except as may otherwise be provided herein. During the Coverage Period, the Company will not, without prior written consent of the Employee: (i) terminate any of the Policies or permit any of the Policies to lapse for non-payment of premium; (ii) terminate, alter or amend the beneficiary designation of the Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iii) terminate, alter or amend the settlement option with respect to the interest of the beneficiary designated by Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iv) surrender any Policy for cancellation; (v) assign its rights in any Policy (other than for the purposes of obtaining a loan against the Policy) to anyone other than the Employee; or (vi) take any action in dealing with the Insurers that would impair any right or interest of the Employee in the Policies. The Company will have the right to borrow from the Insurers (and to secure that loan by one or more Policies) an amount which, together with the unpaid interest accrued thereon, will at no time exceed the lesser of (a) the Company's Interest in the Policies, or (b) the Loan Value of the Policies. "Company's Interest in the Policies" will mean, at any time during the Coverage Period at which the value of such interest is to be determined under this Agreement, the sum of (1) plus (2):

         where (1) is:     the greater of (a) the Cash Surrender Value
                           of the Policies at such time, or (b) the total premiums theretofore paid on the Policies by the Company (including any premiums paid by loans charged automatically against the Policies and including any premiums paid, by loan or otherwise, for any supplemental agreement or rider) reduced by the Policy Loan Balance on all the Policies, with respect to any loans made or charged automatically against the Policies by the Company; and

         where (2) is:     the excess, if any, of the total value of the
                           Policies at such time over the sum of (a) plus (b) where (a) is the amount determined in (1) above and
                           (b) is an amount equal to $2,900,000 while the Employee is employed by the Company or any of its affiliates and $1,450,000 if the Employee is no longer employed by the Company or any of its affiliates.

                           If the result of (2) is a negative figure, it shall be treated as zero for purposes of this computation.

In the event that the Company has paid any unscheduled payments as permitted by any Policy, all such payments will be included in the total premiums paid on such Policy by the Company.

It is understood and agreed that the Employee does not have any interest in the Cash Value of each Policy or in any dividends or earnings of each Policy.

Unless the Employee has died during the Coverage Period, then after the Coverage Period the Company's Interest in the Policies then owned by the Company shall be the total value of such Policies.

                  ARTICLE IV - RIGHTS TO THE PROCEEDS AT DEATH

In the event of the Employee's death during the Coverage Period, the Company will be entitled to receive from the Proceeds of the Policies an amount equal to the Company's Interest in the Policies and the remainder of the Proceeds of the Policies will be paid to such beneficiary as the Employee may have designated under the terms of the Policies, or failing such designation, to the Employee's estate. In no event will the Proceeds of the Policies to be paid to the beneficiary or estate of the Employee exceed or be less than $2,900,000 if the Employee's death occurs while he is employed by the Company or one of its affiliates, or exceed or be less than $1,450,000 if his death occurs during the Coverage Period but after a termination of service. Within 60 days after the death of the Employee, the Company will provide to the Insurers a written statement indicating the amount of the Proceeds of the Policies which it is entitled to receive.

               ARTICLE V - RIGHT OF EMPLOYEE TO PURCHASE POLICIES

1. Termination Without Cause. In the event that the Employee's employment with the Company and its affiliates is involuntarily terminated without cause (including for disability) by the Company or one of its affiliates, whichever is applicable, prior to a Change in Control then the Employee shall have the right, commencing with the date of his termination of employment until 180 days thereafter (the "Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Exercise Period, then his right of purchase herein shall cease and terminate.

2. Change in Control. In the event that the Employee's employment with the Company and its affiliates is terminated for any reason (other than death) in connection with or following a Change in Control and he is less than 58 years of age on the date his employment termination, then the Employee shall have the right, commencing with the date of his employment termination until the Employee reaches 58 years of age (the "Change in Control Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Change in Control Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Change in Control Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Change in Control Exercise Period, then his right of purchase herein shall cease and terminate

                      ARTICLE VI - TERMINATION OF AGREEMENT

This Agreement shall terminate at the expiration of the Coverage Period unless the Employee has died prior to the expiration of the Coverage Period. In the event of the death of the Employee prior to the expiration of the Coverage Period, then this Agreement shall terminate when Proceeds of the Policies are paid under Article IV of this Agreement. Upon termination of this Agreement while the Employee is living, the Employee will, without further consideration, transfer to the Company all of his right, title and interest in each Policy then owned by the Company, by executing such documents as are necessary to transfer such right, title and interest as of the date of termination. The Company will thereafter be able to deal with each such Policy in any way it may see fit. In the event that Employee does not timely execute such assignment documents, all of Employee's right, title and interest in each such Policy shall be deemed to have lapsed and Company will thereafter be able to deal with the Policy in anyway it sees fit.

                          ARTICLE VII - PLAN MANAGEMENT

For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Company will be the "Named Fiduciary" and "Plan Administrator" on the split-dollar life insurance plan (the "Plan") for which this Agreement is hereby designated the written plan instrument. The Company's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Company as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advise with regard to its responsibilities under this Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                        ARTICLES VIII - CLAIMS PROCEDURE

1. Any insured, beneficiary or other individual (hereinafter "Claimant") entitled to benefits under the Plan or under the Policies will file a claim request with the Plan Administrator with respect to benefits under the Plan with the Insurers, with respect to benefits under the Policies. The Plan Administrator will, upon written request of the Claimant, make available copies of any claim forms or instructions provided by the Insurers or advise the Claimant where such forms or instructions may be obtained.

2.       Notification of Claimant

         If a claim request is wholly or partially denied, the Plan Administrator will furnish to the Claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the Claimant, which notice will contain the following information:

         a.       The specific reason or reasons for the denial;

         b. Specific reference to pertinent Plan provisions upon which the denial is based;

        c. A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

        d. An explanation of the Plan's claims review procedure describing the steps to be taken by a Claimant who wishes to submit his/her claim for review.

        In the case of benefits which are provided under the Policy, the initial decision on the claims will be made by the applicable Insurer.

2.      Review Procedure

        A Claimant or his/her authorized representative may with respect to any denied claim:

        a.      Request a review upon written application filed within sixty
                (60) days after receipt by the Claimant of written notice of the denial of his/her claim;

        b       Review pertinent documents; and

        c.      Submit issues and comments in writing.

        Any request or submission will be in writing and will be directed to the Named Fiduciary (or its designee). The Named Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

2.      Decision on Review

        The Named Fiduciary (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing or any matter pertaining to the denied claims warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the Claimant prior to the commence- ment of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the Claimant with the time limits prescribed above, the claim will be deemed denied on review.

                       ARTICLE IX - SATISFACTION OF CLAIM

The Employee agrees that his rights and interests, and the rights and interests of any person taking under or through him, will be completely satisfied upon compliance by the Company with the provisions of this Agreement.

                      ARTICLE X - AMENDMENT AND ASSIGNMENT

This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, by a written instrument signed by the Company and the Employee. Employee may not assign his/her interests or obligations under this Agreement. Subject to the limitations of Article IV, the Company may assign its interests and obligations under this Agreement, provided, however, that any assignment will be subject to the terms of this Agreement.

                     ARTICLE XI - POSSESSION OF THE POLICIES

The Company will keep possession of the Policies. The Company agrees, from time to time, to make the Policies available to the Employee or to the Insurers for the purpose of endorsing or filing any change of beneficiary on the Policies for that portion of the death proceeds under the Policies that the Employee's beneficiary is entitled to receive as provided in Article IV, but the Policies will promptly be returned the Company.

                           ARTICLE XII - GOVERNING LAW

This Agreement will be governed by the laws of the State of Ohio.

                          ARTICLE XIII - INTERPRETATION

Where appropriate in this Agreement, words used in the singular will include the plural and words in the masculine will include the feminine.

                      ARTICLE XIV - SUCCESSORS IN INTEREST

This Agreement shall be binding upon, and the Company's obligations herein shall become obligations of, any and all successors of the Company. In the event a successor entity is a direct or indirect subsidiary of any ultimate parent corporation, the ultimate parent corporation shall execute a counterpart of this Agreement guaranteeing the Company's obligations herein.

        ARTICLE XV - ENTIRE AGREEMENT; TERMINATION OF EXISTING AGREEMENT

This Agreement sets forth the entire agreement of the parties relating solely to the subject matter hereto. This Agreement replaces and supercedes the Existing Agreement. Therefore, upon execution of this Agreement, the Existing Agreement shall terminate and have no further force or effect.

The parties have executed this Agreement as of the day and year first written above.

                                          CHARTER ONE FINANCIAL, INC.


                                          By   /s/ Richard W. Neu
                                               ------------------
                                               RICHARD W. NEU
                                               CHIEF FINANCIAL OFFICER


                                          /s/ John D. Koch
                                          ----------------
                                          JOHN D. KOCH

                AMENDMENT 2 TO SUPPLEMENTAL RETIREMENT AGREEMENT

        This Amendment 2 to Supplemental Retirement Agreement (this "Amendment") dated as of this 31st day of July, 2002 (but effective March 20, 2001), by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Mark D. Grossi (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendment 1 thereto dated as of May 3, 1996 (the "SRA").

                              W I T N E S S E T H :

        The board of directors of the Company has decided to increase the maximum monthly benefit under the SRA in light of changes in condition since the date of the SRA including, but not limited to, the substantial growth of the Company, the Executive's contribution to such growth, and the inadequacy, as of the effective date of this Amendment, of the maximum monthly benefit currently provided in the SRA. In addition, the Company and the Executive have, on even date herewith, entered into a Fully Restated Split Dollar Agreement (the "Death Benefit Agreement") which necessitates a change to the SRA.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive under circumstances in which a beneficiary of the Executive or his estate is entitled to death proceeds (a) under any life insurance policy or policies maintained pursuant to the Death Benefit Agreement (including any amendments or modifications) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

        2. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                        "(g) MONTHLY BENEFIT shall mean the Average Compensation multiplied by the Accrued Benefit Percentage; provided, however, in no event will the Monthly Benefit exceed $40,000.00."

        3. Except as modified and amended herein, the SRA shall remain in full force and effect.

        The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                            CHARTER ONE FINANCIAL, INC.


                                            By: /s/ Richard W. Neu
                                                ----------------------
                                                 Authorized Officer

                                            EXECUTIVE


                                            /s/ Mark D. Grossi
                                            ------------------
                                            MARK D. GROSSI

              MARK D. GROSSI FULLY RESTATED SPLIT DOLLAR AGREEMENT


This Agreement, made and entered into this 31st day of July, 2002 (but effective March 20, 2001), by and among Charter One Financial, Inc., (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of Delaware, and Mark D. Grossi (hereinafter referred to as the "Employee").

WHEREAS, the Company and the Employee entered into the Mark D. Grossi Split Dollar Agreement on May 3, 1996 (the "Existing Agreement");

WHEREAS, the parties desire by this Agreement to amend and fully restate the benefits to be received by the Employee under the Policies (as hereunder defined);

WHEREAS, the Company is the owner of three insurance policies as more particularly described on Exhibit A hereto (individually "each Policy" or collectively the "Policies") issued by New England Mutual Life Insurance Company and Northwestern Mutual Life Insurance Company (the "Insurers") in the aggregate face amount of $4,289,769.00 on the Employee's life; and

WHEREAS, the Company and the Employee agree to make the Policies subject to this Agreement; and

WHEREAS, this Agreement shall replace and supercede the Existing Agreement.

NOW, THEREFORE, for value received and in consideration of the mutual covenants contained herein, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

1. "Cash Surrender Value of the Policies" will mean the cash value of the Policies; plus the cash value of any paid-up additions thereon; plus any dividend accumulations and unpaid dividends thereunder; and less the aggregate Policy Loan Balance under the Policies.

2. "Cash Value of each Policy" will mean the cash value as illustrated in the table of values shown in each Policy.

3. "Change in Control" will have the meaning set forth in Section 1(a) of the Employment Agreement between the Company and the Employee dated October 31, 1995.

4.       "Company's Interest in the Policies" will be as defined in Article III.

5. "Current Loan Value of each Policy" will mean the Loan Value of each Policy reduced by its outstanding Policy Loan Balance.

6. "Loan Value of each Policy" will mean the amount which with loan interest will equal the Cash Value of the Policy and of any paid-up additions on the next loan interest due date or on the next premium due date, whichever is the smaller amount.

7. "Policy Loan Balance" at any time will mean policy loans outstanding plus interest accrued to date under each Policy.

                       ARTICLE II - ALLOCATION OF PREMIUMS

The Company will pay all premiums on the Policies when due, according to the Schedule of the planned annual premiums in each Policy.

                       ARTICLE III - RIGHTS IN THE POLICY

Until the earliest of (a) the termination of the Employee's employment with the Company and its affiliates (if applicable) prior to a Change in Control for any reason other than death or an involuntary termination by the Company or one of its affiliates without cause, (b) 210 days after the involuntary termination of the Employee's employment without cause (including for disability) by the Company and its affiliates (if applicable) prior to a Change in Control (which shall include a termination for disability), (c) the date of the Employee's termination of employment with the Company and its affiliates (if applicable) for any reason other than death in connection with or after a Change in Control if on the date of employment termination the Employee is at least 58 years of age, (d) 30 days after the Employee attains the age of 58 years if his employment with the Company and its affiliates (if applicable) is terminated for any reason other than death in connection with or after a Change in Control and on the date of employment termination the Employee is less than 58 years of age;
(e) the date the Employee purchases all of the Policies pursuant to Article V of this Agreement, (f) the day next following the death of the Employee or (g) the bankruptcy, receivership or dissolution of the Company (the "Coverage Period"), the Employee will have the sole right to designate the beneficiary of the death proceeds of the Policies in excess of the Company's Interest in the Policies. the Company will have and may exercise, all ownership rights in each Policy, except as may otherwise be provided herein. During the Coverage Period, the Company will not, without prior written consent of the Employee: (i) terminate any of the Policies or permit any of the Policies to lapse for non-payment of premium; (ii) terminate, alter or amend the beneficiary designation of the Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iii) terminate, alter or amend the settlement option with respect to the interest of the beneficiary designated by Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iv) surrender any Policy for cancellation; (v) assign its rights in any Policy (other than for the purposes of obtaining a loan against the Policy) to anyone other than the Employee; or (vi) take any action in dealing with the Insurers that would impair any right or interest of the Employee in the Policies. The Company will have the right to borrow from the Insurers (and to secure that loan by one or more Policies) an amount which, together with the unpaid interest accrued thereon, will at no time exceed the lesser of (a) the Company's Interest in the Policies, or (b) the Loan Value of the Policies. "Company's Interest in the Policies" will mean, at any time during the Coverage Period at which the value of such interest is to be determined under this Agreement, the sum of (1) plus (2):

         where (1) is:     the greater of (a) the Cash Surrender Value
                           of the Policies at such time, or (b) the total premiums theretofore paid on the Policies by the Company (including any premiums paid by loans charged automatically against the Policies and including any premiums paid, by loan or otherwise, for any supplemental agreement or rider) reduced by the Policy Loan Balance on all the Policies, with respect to any loans made or charged automatically against the Policies by the Company; and

         where (2) is:     the excess, if any, of the total value of the
                           Policies at such time over the sum of (a) plus (b) where (a) is the amount determined in (1) above and
                           (b) is an amount equal to $2,900,000 while the Employee is employed by the Company or any of its affiliates and $1,450,000 if the Employee is no longer employed by the Company or any of its affiliates.

                           If the result of (2) is a negative figure, it shall be treated as zero for purposes of this computation.

In the event that the Company has paid any unscheduled payments as permitted by any Policy, all such payments will be included in the total premiums paid on such Policy by the Company.

It is understood and agreed that the Employee does not have any interest in the Cash Value of each Policy or in any dividends or earnings of each Policy.

Unless the Employee has died during the Coverage Period, then after the Coverage Period the Company's Interest in the Policies then owned by the Company shall be the total value of such Policies.

                  ARTICLE IV - RIGHTS TO THE PROCEEDS AT DEATH

In the event of the Employee's death during the Coverage Period, the Company will be entitled to receive from the Proceeds of the Policies an amount equal to the Company's Interest in the Policies and the remainder of the Proceeds of the Policies will be paid to such beneficiary as the Employee may have designated under the terms of the Policies, or failing such designation, to the Employee's estate. In no event will the Proceeds of the Policies to be paid to the beneficiary or estate of the Employee exceed or be less than $2,900,000 if the Employee's death occurs while he is employed by the Company or one of its affiliates, or exceed or be less than $1,450,000 if his death occurs during the Coverage Period but after a termination of service. Within 60 days after the death of the Employee, the Company will provide to the Insurers a written statement indicating the amount of the Proceeds of the Policies which it is entitled to receive.

               ARTICLE V - RIGHT OF EMPLOYEE TO PURCHASE POLICIES

1. Termination Without Cause. In the event that the Employee's employment with the Company and its affiliates is involuntarily terminated without cause (including for disability) by the Company or one of its affiliates, whichever is applicable, prior to a Change in Control then the Employee shall have the right, commencing with the date of his termination of employment until 180 days thereafter (the "Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Exercise Period, then his right of purchase herein shall cease and terminate.

2. Change in Control. In the event that the Employee's employment with the Company and its affiliates is terminated for any reason (other than death) in connection with or following a Change in Control and he is less than 58 years of age on the date his employment termination, then the Employee shall have the right, commencing with the date of his employment termination until the Employee reaches 58 years of age (the "Change in Control Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Change in Control Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Change in Control Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Change in Control Exercise Period, then his right of purchase herein shall cease and terminate

                      ARTICLE VI - TERMINATION OF AGREEMENT

This Agreement shall terminate at the expiration of the Coverage Period unless the Employee has died prior to the expiration of the Coverage Period. In the event of the death of the Employee prior to the expiration of the Coverage Period, then this Agreement shall terminate when Proceeds of the Policies are paid under Article IV of this Agreement. Upon termination of this Agreement while the Employee is living, the Employee will, without further consideration, transfer to the Company all of his right, title and interest in each Policy then owned by the Company, by executing such documents as are necessary to transfer such right, title and interest as of the date of termination. The Company will thereafter be able to deal with each such Policy in any way it may see fit. In the event that Employee does not timely execute such assignment documents, all of Employee's right, title and interest in each such Policy shall be deemed to have lapsed and Company will thereafter be able to deal with the Policy in anyway it sees fit.

                          ARTICLE VII - PLAN MANAGEMENT

For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Company will be the "Named Fiduciary" and "Plan Administrator" on the split-dollar life insurance plan (the "Plan") for which this Agreement is hereby designated the written plan instrument. The Company's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Company as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advise with regard to its responsibilities under this Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                        ARTICLES VIII - CLAIMS PROCEDURE

1. Any insured, beneficiary or other individual (hereinafter "Claimant") entitled to benefits under the Plan or under the Policies will file a claim request with the Plan Administrator with respect to benefits under the Plan with the Insurers, with respect to benefits under the Policies. The Plan Administrator will, upon written request of the Claimant, make available copies of any claim forms or instructions provided by the Insurers or advise the Claimant where such forms or instructions may be obtained.

2.       Notification of Claimant

         If a claim request is wholly or partially denied, the Plan Administrator will furnish to the Claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the Claimant, which notice will contain the following information:

         a.      The specific reason or reasons for the denial;

         b. Specific reference to pertinent Plan provisions upon which the denial is based;

        c. A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

        d. An explanation of the Plan's claims review procedure describing the steps to be taken by a Claimant who wishes to submit his/her claim for review.

        In the case of benefits which are provided under the Policy, the initial decision on the claims will be made by the applicable Insurer.

2.      Review Procedure

        A Claimant or his/her authorized representative may with respect to any denied claim:

        a.      Request a review upon written application filed within sixty
                (60) days after receipt by the Claimant of written notice of the denial of his/her claim;

        b       Review pertinent documents; and

        c.      Submit issues and comments in writing.

        Any request or submission will be in writing and will be directed to the Named Fiduciary (or its designee). The Named Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

2.      Decision on Review

        The Named Fiduciary (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing or any matter pertaining to the denied claims warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the Claimant prior to the commence- ment of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the Claimant with the time limits prescribed above, the claim will be deemed denied on review.

                       ARTICLE IX - SATISFACTION OF CLAIM

The Employee agrees that his rights and interests, and the rights and interests of any person taking under or through him, will be completely satisfied upon compliance by the Company with the provisions of this Agreement.

                      ARTICLE X - AMENDMENT AND ASSIGNMENT

This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, by a written instrument signed by the Company and the Employee. Employee may not assign his/her interests or obligations under this Agreement. Subject to the limitations of Article IV, the Company may assign its interests and obligations under this Agreement, provided, however, that any assignment will be subject to the terms of this Agreement.

                     ARTICLE XI - POSSESSION OF THE POLICIES

The Company will keep possession of the Policies. The Company agrees, from time to time, to make the Policies available to the Employee or to the Insurers for the purpose of endorsing or filing any change of beneficiary on the Policies for that portion of the death proceeds under the Policies that the Employee's beneficiary is entitled to receive as provided in Article IV, but the Policies will promptly be returned the Company.

                           ARTICLE XII - GOVERNING LAW

This Agreement will be governed by the laws of the State of Ohio.

                          ARTICLE XIII - INTERPRETATION

Where appropriate in this Agreement, words used in the singular will include the plural and words in the masculine will include the feminine.

                      ARTICLE XIV - SUCCESSORS IN INTEREST

This Agreement shall be binding upon, and the Company's obligations herein shall become obligations of, any and all successors of the Company. In the event a successor entity is a direct or indirect subsidiary of any ultimate parent corporation, the ultimate parent corporation shall execute a counterpart of this Agreement guaranteeing the Company's obligations herein.

        ARTICLE XV - ENTIRE AGREEMENT; TERMINATION OF EXISTING AGREEMENT

This Agreement sets forth the entire agreement of the parties relating solely to the subject matter hereto. This Agreement replaces and supercedes the Existing Agreement. Therefore, upon execution of this Agreement, the Existing Agreement shall terminate and have no further force or effect.

The parties have executed this Agreement as of the day and year first written above.

                                      CHARTER ONE FINANCIAL, INC.


                                      By   /s/ Richard W. Neu
                                           ------------------
                                           RICHARD W. NEU
                                           CHIEF FINANCIAL OFFICER


                                      /s/ Mark D. Grossi
                                      ------------------
                                      MARK D. GROSSI

                AMENDMENT 2 TO SUPPLEMENTAL RETIREMENT AGREEMENT

        This Amendment 2 to Supplemental Retirement Agreement (this "Amendment") dated as of this 31st day of July, 2002 (but effective March 20, 2001), by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Robert J. Vana (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendment 1 thereto dated as of May 3, 1996 (the "SRA").

                              W I T N E S S E T H :

        The board of directors of the Company has decided to increase the maximum monthly benefit under the SRA in light of changes in condition since the date of the SRA including, but not limited to, the substantial growth of the Company, the Executive's contribution to such growth, and the inadequacy, as of the effective date of this Amendment, of the maximum monthly benefit currently provided in the SRA. In addition, the Company and the Executive have, on even date herewith, entered into a Fully Restated Split Dollar Agreement (the "Death Benefit Agreement") which necessitates a change to the SRA.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive under circumstances in which a beneficiary of the Executive or his estate is entitled to death proceeds (a) under any life insurance policy or policies maintained pursuant to the Death Benefit Agreement (including any amendments or modifications) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

        2. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                        "(g) MONTHLY BENEFIT shall mean the Average Compensation multiplied by the Accrued Benefit Percentage; provided, however, in no event will the Monthly Benefit exceed $25,000.00."

        3. Except as modified and amended herein, the SRA shall remain in full force and effect.


        The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                            CHARTER ONE FINANCIAL, INC.


                                            By: /s/ Richard W. Neu
                                                ----------------------
                                                  Authorized Officer

                                            EXECUTIVE


                                            /s/ Robert J. Vana
                                            ------------------
                                            ROBERT J. VANA

              ROBERT J. VANA FULLY RESTATED SPLIT DOLLAR AGREEMENT


This Agreement, made and entered into this 31st day of July, 2002 (but effective March 20, 2001), by and among Charter One Financial, Inc., (hereinafter referred to as the "Company"), a corporation organized and existing under the laws of Delaware, and Robert J. Vana (hereinafter referred to as the "Employee").

WHEREAS, the Company and the Employee entered into the Robert J. Vana Split Dollar Agreement on May 3, 1996 (the "Existing Agreement");

WHEREAS, the parties desire by this Agreement to amend and fully restate the benefits to be received by the Employee under the Policies (as hereunder defined);

WHEREAS, the Company is the owner of four insurance policies as more particularly described on Exhibit A hereto (individually "each Policy" or collectively the "Policies") issued by New England Mutual Life Insurance Company and Northwestern Mutual Life Insurance Company (the "Insurers") in the aggregate face amount of $3,063,402.00 on the Employee's life; and

WHEREAS, the Company and the Employee agree to make the Policies subject to this Agreement; and

WHEREAS, this Agreement shall replace and supercede the Existing Agreement.

NOW, THEREFORE, for value received and in consideration of the mutual covenants contained herein, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

1. "Cash Surrender Value of the Policies" will mean the cash value of the Policies; plus the cash value of any paid-up additions thereon; plus any dividend accumulations and unpaid dividends thereunder; and less the aggregate Policy Loan Balance under the Policies.

2. "Cash Value of each Policy" will mean the cash value as illustrated in the table of values shown in each Policy.

3. "Change in Control" will have the meaning set forth in Section 1(a) of the Employment Agreement between the Company and the Employee dated October 31, 1995.

4.      "Company's Interest in the Policies" will be as defined in Article III.

5. "Current Loan Value of each Policy" will mean the Loan Value of each Policy reduced by its outstanding Policy Loan Balance.

6. "Loan Value of each Policy" will mean the amount which with loan interest will equal the Cash Value of the Policy and of any paid-up additions on the next loan interest due date or on the next premium due date, whichever is the smaller amount.

7. "Policy Loan Balance" at any time will mean policy loans outstanding plus interest accrued to date under each Policy.

                       ARTICLE II - ALLOCATION OF PREMIUMS

The Company will pay all premiums on the Policies when due, according to the Schedule of the planned annual premiums in each Policy.

                       ARTICLE III - RIGHTS IN THE POLICY

Until the earliest of (a) the termination of the Employee's employment with the Company and its affiliates (if applicable) prior to a Change in Control for any reason other than death or an involuntary termination by the Company or one of its affiliates without cause, (b) 210 days after the involuntary termination of the Employee's employment without cause (including for disability) by the Company and its affiliates (if applicable) prior to a Change in Control (which shall include a termination for disability), (c) the date of the Employee's termination of employment with the Company and its affiliates (if applicable) for any reason other than death in connection with or after a Change in Control if on the date of employment termination the Employee is at least 58 years of age, (d) 30 days after the Employee attains the age of 58 years if his employment with the Company and its affiliates (if applicable) is terminated for any reason other than death in connection with or after a Change in Control and on the date of employment termination the Employee is less than 58 years of age;
(e) the date the Employee purchases all of the Policies pursuant to Article V of this Agreement, (f) the day next following the death of the Employee or (g) the bankruptcy, receivership or dissolution of the Company (the "Coverage Period"), the Employee will have the sole right to designate the beneficiary of the death proceeds of the Policies in excess of the Company's Interest in the Policies. the Company will have and may exercise, all ownership rights in each Policy, except as may otherwise be provided herein. During the Coverage Period, the Company will not, without prior written consent of the Employee: (i) terminate any of the Policies or permit any of the Policies to lapse for non-payment of premium; (ii) terminate, alter or amend the beneficiary designation of the Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iii) terminate, alter or amend the settlement option with respect to the interest of the beneficiary designated by Employee to the extent the Employee has the power to designate a beneficiary hereunder; (iv) surrender any Policy for cancellation; (v) assign its rights in any Policy (other than for the purposes of obtaining a loan against the Policy) to anyone other than the Employee; or (vi) take any action in dealing with the Insurers that would impair any right or interest of the Employee in the Policies. The Company will have the right to borrow from the Insurers (and to secure that loan by one or more Policies) an amount which, together with the unpaid interest accrued thereon, will at no time exceed the lesser of (a) the Company's Interest in the Policies, or (b) the Loan Value of the Policies. "Company's Interest in the Policies" will mean, at any time during the Coverage Period at which the value of such interest is to be determined under this Agreement, the sum of (1) plus (2):

     where (1) is:   the greater of (a) the Cash Surrender Value of the Policies at such time, or (b) the total premiums theretofore paid on the Policies by the Company (including any premiums paid by loans charged automatically against the Policies and including any premiums paid, by loan or otherwise, for any supplemental agreement or rider) reduced by the Policy Loan
                     Balance on all the Policies, with respect to any loans made or charged automatically against the Policies by the Company; and

     where (2) is:   the excess, if any, of the total value of the Policies at
                     such time over the sum of (a) plus (b) where (a) is the amount determined in (1) above and (b) is an amount equal to $1,800,000 while the Employee is employed by the Company or any of its affiliates and $900,000 if the Employee is no longer employed by the Company or any of its affiliates.

                     If the result of (2) is a negative figure, it shall be treated as zero for purposes of this computation.

In the event that the Company has paid any unscheduled payments as permitted by any Policy, all such payments will be included in the total premiums paid on such Policy by the Company.

It is understood and agreed that the Employee does not have any interest in the Cash Value of each Policy or in any dividends or earnings of each Policy.

Unless the Employee has died during the Coverage Period, then after the Coverage Period the Company's Interest in the Policies then owned by the Company shall be the total value of such Policies.

                  ARTICLE IV - RIGHTS TO THE PROCEEDS AT DEATH

In the event of the Employee's death during the Coverage Period, the Company will be entitled to receive from the Proceeds of the Policies an amount equal to the Company's Interest in the Policies and the remainder of the Proceeds of the Policies will be paid to such beneficiary as the Employee may have designated under the terms of the Policies, or failing such designation, to the Employee's estate. In no event will the Proceeds of the Policies to be paid to the beneficiary or estate of the Employee exceed or be less than $1,800,000 if the Employee's death occurs while he is employed by the Company or one of its affiliates, or exceed or be less than $900,000 if his death occurs during the Coverage Period but after a termination of service. Within 60 days after the death of the Employee, the Company will provide to the Insurers a written statement indicating the amount of the Proceeds of the Policies which it is entitled to receive.

               ARTICLE V - RIGHT OF EMPLOYEE TO PURCHASE POLICIES

1. Termination Without Cause. In the event that the Employee's employment with the Company and its affiliates is involuntarily terminated without cause (including for disability) by the Company or one of its affiliates, whichever is applicable, prior to a



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

        Change in Control then the Employee shall have the right, commencing with the date of his termination of employment until 180 days thereafter (the "Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Exercise Period, then his right of purchase herein shall cease and terminate.

2. Change in Control. In the event that the Employee's employment with the Company and its affiliates is terminated for any reason (other than death) in connection with or following a Change in Control and he is less than 58 years of age on the date his employment termination, then the Employee shall have the right, commencing with the date of his employment termination until the Employee reaches 58 years of age (the "Change in Control Exercise Period"), to purchase any or all of the Policies from the Company for a cash purchase price equal to the Cash Surrender Value of the Policy or Policies designated for purchase by the Employee, with the Employee assuming the Policy Loan Balance of such Policy or Policies. The Employee shall deliver written notice to the Company of his election to purchase within the Change in Control Exercise Period, which written notice shall (a) designate the specific Policy or Policies to be purchased and (b) the date and time of closing of the purchase, which date shall not be less than 10 days or more than 20 days after the date of the written notice. After receipt of such written notice within the Change in Control Exercise Period, the Company shall promptly provide the Employee with all pertinent information relating to the Cash Surrender Value and Policy Loan Balance of the designated Policy or Policies. Closing will take place at the executive offices of the Company at the time and date specified in the Employee's election notice, at which time (i) the Company shall transfer all legal and beneficial interest in the designated Policy or Policies to the Employee by appropriate instruments of transfer and (ii) the Employee shall make cash payment to the Company of the Cash Surrender Value of the designated Policy or Policies. Notwithstanding the foregoing, if the Employee dies prior to completing the purchase of the Policy or Policies, whether during or after the Change in Control Exercise Period, then his right of purchase herein shall cease and terminate

                      ARTICLE VI - TERMINATION OF AGREEMENT

This Agreement shall terminate at the expiration of the Coverage Period unless the Employee has died prior to the expiration of the Coverage Period. In the event of the death of the Employee prior to the expiration of the Coverage Period, then this Agreement shall terminate when Proceeds of the Policies are paid under Article IV of this Agreement. Upon termination of this Agreement while the Employee is living, the Employee will, without further consideration, transfer to the Company all of his right, title and interest in each Policy then owned by the Company, by executing such documents as are necessary to transfer such right, title and interest as of the date of termination. The Company will thereafter be able to deal with each such Policy in any way it may see fit. In the event that Employee does not timely execute such assignment documents, all of Employee's right, title and interest in each such Policy shall be deemed to have lapsed and Company will thereafter be able to deal with the Policy in anyway it sees fit.

                          ARTICLE VII - PLAN MANAGEMENT

For the purposes of the Employee Retirement Income Security Act of 1974 (ERISA), the Company will be the "Named Fiduciary" and "Plan Administrator" on the split-dollar life insurance plan (the "Plan") for which this Agreement is hereby designated the written plan instrument. The Company's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Company as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advise with regard to its responsibilities under this Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                        ARTICLES VIII - CLAIMS PROCEDURE

1. Any insured, beneficiary or other individual (hereinafter "Claimant") entitled to benefits under the Plan or under the Policies will file a claim request with the Plan Administrator with respect to benefits under the Plan with the Insurers, with respect to benefits under the Policies. The Plan Administrator will, upon written request of the Claimant, make available copies of any claim forms or instructions provided by the Insurers or advise the Claimant where such forms or instructions may be obtained.

2.      Notification of Claimant

        If a claim request is wholly or partially denied, the Plan Administrator will furnish to the Claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the Claimant, which notice will contain the following information:

        a.     The specific reason or reasons for the denial;

        b. Specific reference to pertinent Plan provisions upon which the denial is based;


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

        c. A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

        d. An explanation of the Plan's claims review procedure describing the steps to be taken by a Claimant who wishes to submit his/her claim for review.

        In the case of benefits which are provided under the Policy, the initial decision on the claims will be made by the applicable Insurer.

2.      Review Procedure

        A Claimant or his/her authorized representative may with respect to any denied claim:

        a. Request a review upon written application filed within sixty (60) days after receipt by the Claimant of written notice of the denial of his/her claim;

        b      Review pertinent documents; and

        c.     Submit issues and comments in writing.

        Any request or submission will be in writing and will be directed to the Named Fiduciary (or its designee). The Named Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

2.      Decision on Review

        The Named Fiduciary (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing or any matter pertaining to the denied claims warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the Claimant prior to the commence- ment of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the Claimant with the time limits prescribed above, the claim will be deemed denied on review.

                       ARTICLE IX - SATISFACTION OF CLAIM

The Employee agrees that his rights and interests, and the rights and interests of any person taking under or through him, will be completely satisfied upon compliance by the Company with the provisions of this Agreement.

                      ARTICLE X - AMENDMENT AND ASSIGNMENT

This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, by a written instrument signed by the Company and the Employee. Employee may not assign his/her interests or obligations under this Agreement. Subject to the limitations of Article IV, the Company may assign its interests and obligations under this Agreement, provided, however, that any assignment will be subject to the terms of this Agreement.

                     ARTICLE XI - POSSESSION OF THE POLICIES

The Company will keep possession of the Policies. The Company agrees, from time to time, to make the Policies available to the Employee or to the Insurers for the purpose of endorsing or filing any change of beneficiary on the Policies for that portion of the death proceeds under the Policies that the Employee's beneficiary is entitled to receive as provided in Article IV, but the Policies will promptly be returned the Company.

                           ARTICLE XII - GOVERNING LAW

This Agreement will be governed by the laws of the State of Ohio.

                          ARTICLE XIII - INTERPRETATION

Where appropriate in this Agreement, words used in the singular will include the plural and words in the masculine will include the feminine.

                      ARTICLE XIV - SUCCESSORS IN INTEREST

This Agreement shall be binding upon, and the Company's obligations herein shall become obligations of, any and all successors of the Company. In the event a successor entity is a direct or indirect subsidiary of any ultimate parent corporation, the ultimate parent corporation shall execute a counterpart of this Agreement guaranteeing the Company's obligations herein.

             ARTICLE XV - ENTIRE AGREEMENT; TERMINATION OF EXISTING
                                    AGREEMENT

This Agreement sets forth the entire agreement of the parties relating solely to the subject matter hereto. This Agreement replaces and supercedes the Existing Agreement. Therefore, upon execution of this Agreement, the Existing Agreement shall terminate and have no further force or effect.

The parties have executed this Agreement as of the day and year first written above.

                                            CHARTER ONE FINANCIAL, INC.


                                            By /s/ Richard W. Neu
                                               ------------------
                                               RICHARD W. NEU
                                               CHIEF FINANCIAL OFFICER


                                            /s/ Robert J. Vana
                                            ------------------
                                            ROBERT J. VANA










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